Exhibit 10.14

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment (“First Amendment”) to the Loan and Security Agreement by and between Clean Energy, a California corporation (“Lender”) and Thunder Ridge Transport, Inc., a Missouri corporation (“Borrower”) dated as of August 31, 2017 (the “Agreement”), is made and executed effective as of September 2, 2022 (the “First Amendment Effective Date”) by and among Lender, Borrower, EVO Transportation & Energy Services, Inc., a Delaware corporation (“EVO”), and Billy L. (Trey) Peck Jr. (“Peck”).

Lender, Borrower, EVO, and Peck are, from time to time, referred to herein collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement, the Guaranty (as defined below), and the Consent Letter (as defined below).

RECITALS

WHEREAS, the Lender and Borrower entered into the Agreement on August 31, 2017;

WHEREAS, on August 31, 2017, Peck as Guarantor, and Lender as Guarantied Party, entered into a Guaranty in favor of Lender of the Guarantied Obligations pursuant to the Agreement (the “Guaranty”);

WHEREAS, on May 24, 2018, Borrower, EVO, Peck, and Lender executed a Consent Letter (the “Consent Letter”) whereby (i) Lender consented to a Transaction documented in a Purchase Agreement by and among Borrower, EVO, and Peck pursuant to which EVO acquired 100% of the equity interests of Borrower, and (ii) EVO agreed to guaranty the Guarantied Obligations of Borrower under the Agreement following consummation of the Transaction; and

WHEREAS, the Parties wish to amend the Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and obligations of the Parties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AMENDMENT

1.
Amendment to Section 2.1.1 – Fuel Discount Advance. Section 2.1.1. of the Agreement is hereby amended by adding the following provision:

“Borrower and Lender agree that the aggregate amount due to Lender under the Agreement as of the date hereof is $1,290,663.91. Borrower shall make payments to Lender, without interest, in accordance with the amounts and dates in the payment schedule set forth below:

•
A payment of $150,000 by September 30, 2022;

•
A total of $450,000, composed of six separated payments of $75,000 each by each of the following dates:

o $75,000 by September 30, 2022;

o $75,000 by October 31, 2022;

o $75,000 by November 30, 2022;

o $75,000 by December 31, 2022;

o $75,000 by January 31, 2023; and

o $75,000 by February 28, 2023;

•
An end-of-year balloon payment of $300,000 by December 31, 2022; and
•
A final balloon payment of $390,663.91 by March 31, 2023.

Any cash payments received following the date of this First Amendment by EVO, Borrower, or any of their subsidiaries or affiliates from the United States Postal Service (the “USPS”) (such cash proceeds, the “DRO Proceeds”) in connection with the final and complete resolution or settlement of EVO’s claim for reimbursement with respect to services provided by EVO or its affiliates under certain USPS “Dynamic Route Optimization” contracts for the period from May 1, 2021 through May 31, 2022 shall be applied in full towards satisfaction of the payment amounts set forth above; provided, however, that Lender shall not be entitled to receive any portion of the DRO Proceeds until EVO has received DRO Proceeds in an amount equal to at least $3,200,000 with respect to over-advances provided to EVO by Advance Business Capital LLC d/b/a Triumph Business Capital. Notwithstanding the payment schedule set forth above, and subject to the proviso in the immediately preceding sentence, any such payment shall be made to Lender promptly and in full following receipt of the DRO Proceeds from USPS.”

2.
Amendment to Section 2.1.1(b)(ii) – Definition of Extended Maturity Date. The term “Extended Maturity Date” is hereby defined as March 31, 2023.

3.
Due Diligence. The Parties agree that, immediately following the First Amendment Effective Date, Lender will be granted access to property, equipment, documents, and other items as may be conducive to Lender’s reasonable, good faith efforts to conduct due diligence and valuation assessments on EVO’s and/or Borrower’s compressed natural gas stations.

4.
Terms and Conditions of the Agreement. Other than as expressly set forth in this First Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect and shall apply to this First Amendment; provided that to the extent there is a conflict between the terms of this First Amendment and the terms of the Agreement, the terms of this First Amendment shall control to the extent of such conflict.

5.
Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same Agreement. Signatures to this First Amendment transmitted by facsimile, email, portable document format (or .pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this First Amendment shall have the same effect as the physical delivery of the paper document bearing original signature.

6.
Electronic Signatures. Each Party agrees that this First Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this First Amendment or such other documents are the same as handwritten signatures for all purposes.

7.
No Other Amendment. Except as expressly amended hereby, the terms and provisions of the Agreement remain in full force and effect, and are ratified and confirmed by the Parties in all respects as of the First Amendment Effective Date.

[Signature Page Follows]

Exhibit 10.14

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be signed as of the First Amendment Effective Date.

CLEAN ENERGY	EVO TRANSPORTATION & ENERGY SERVICES
By: /s/ Chad Lindholm	By: /s/ Thomas J. Abood
Name: Chad Lindholm	Name: Thomas J. Abood
Title: Senior Vice President	Title: Chief Executive Officer

THUNDER RIDGE TRANSPORT, INC.	BILLY L. (TREY) PECK JR.
By: /s/ Thomas J. Abood	By: /s/ Billy L. (Trey) Peck Jr.
Name: Thomas J. Abood	Name:
Title: Chief Executive Officer	Title: